UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2019

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York 10165

(Address of Principal Executive Offices) (Zip Code)

(212) 949-4319

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

The board of directors of PAVmed Inc. (the “Company”) has established Wednesday, June 26, 2019 as the date for the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held at the offices of Graubard Miller, the Company’s general counsel, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. The record date for stockholders eligible to receive notice of and vote at the meeting will be April 29, 2019.

Because the Annual Meeting is more than 30 days prior to the anniversary of the Company’s 2018 annual meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for stockholder proposals be included in the Company’s proxy statement pursuant to Rule 14a-8, written notice of such proposals must be delivered to the Company not later than the close of business on April 25, 2019, which is a reasonable time before the Company will print and mail its proxy materials. Each such proposal that is to be included in the Company’s proxy statement pursuant to Rule 14a-8 must comply with the requirements of Rule 14a-8 and other applicable law; otherwise the Company may omit such proposals from the Company’s proxy statement. In accordance with the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before the Annual Meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy statement, notice of the stockholder proposal or director nomination must be received by the Company no later than April 27, 2019. All stockholder proposals and director nominations must comply with the requirements of the Company’s bylaws and other applicable law in order to be presented at the Annual Meeting. Notices of stockholder proposals or director nominations should be sent by mail to the Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2019

PAVMED INC.

By:	/s/ Dennis M. McGrath
Name:	Dennis M. McGrath
Title:	President and Chief Financial Officer

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